UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2010

Renewable Energy Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-161187	26-4785427
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

416 South Bell Avenue

Ames, Iowa 50010

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (515) 239-8000

Former name: REG Newco, Inc.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On March 8, 2010, Renewable Energy Group, Inc., formerly REG Newco, Inc. (the “Company”), completed its acquisition (the “Acquisition”) of Central Iowa Energy, LLC, an Iowa limited liability company (“CIE”). Pursuant to the Second Amended and Restated Asset Purchase Agreement, executed November 20, 2009, dated and effective as of the original execution date, May 8, 2009 (the “CIE Asset Purchase Agreement”), REG Newton, LLC, an Iowa limited liability company and wholly owned subsidiary of the Company, acquired substantially all assets and liabilities of CIE. At the closing, the Company delivered to CIE an aggregate of approximately 4,326,059 shares of the Company’s common stock, $0.0001 par value per share (“Common Stock”) and approximately 160,914 shares of Company’s series A preferred stock, $0.0001 par value per share (“Series A Preferred Stock”). In addition, the Company issued 88,287 shares of Common Stock and 3,284 shares of Series A Preferred Stock in accordance with CIE’s instruction.

The foregoing description of the Acquisition and the Asset Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the Asset Purchase Agreement, which is incorporated herein by reference as Exhibit 2.1 and the description of the Acquisitions and related transactions described in the joint proxy statement/prospectus (included in the Company’s Registration Statement on Form S-4 (Commission File No. 333-161187)) (the “Registration Statement”).

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The following financial statements included in the Registration Statement are incorporated by reference in response to Item 9.01(a) of this Current Report on Form 8-K:

•	Audited Consolidated Financial Statements of Central Iowa Energy, LLC as of September 30, 2009 and 2008, and for each of the two years in the period ended September 30, 2009.

(b) Pro forma financial information.

The following unaudited pro forma condensed financial information is being filed herewith as Exhibit 99.1:

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2009.

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2009 and year ended December 31, 2008.

(d)	Exhibits.

2.1	Second Amended and Restated Asset Purchase Agreement by and among REG Newco, Inc., REG Newton, LLC, Central Iowa Energy, LLC and Renewable Energy Group, Inc., executed November 20, 2009, dated and effective as of the original execution date, May 8, 2009 (incorporated by reference to Annex C of the Registrant’s Registration Statement on Form S-4 (Commission File No. 333-161187)).

99.1	Unaudited pro forma financial information as of and for the nine months ended September 30, 2009, and for the year ended December 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2010

RENEWABLE ENERGY GROUP, INC.

By:	/s/ Chad Stone
Chad Stone
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description of Exhibit
2.1	Second Amended and Restated Asset Purchase Agreement by and among REG Newco, Inc., REG Newton, LLC, Central Iowa Energy, LLC and Renewable Energy Group, Inc., executed November 20, 2009, dated and effective as of the original execution date, May 8, 2009 (incorporated by reference to Annex C of the Registrant’s Registration Statement on Form S-4 (Commission File No. 333-161187)).

99.1	Unaudited pro forma financial information as of and for the nine months ended September 30, 2009, and for the year ended December 31, 2008.